Exhibit 99.1

Net Lease Office Properties
Supplemental Financial Information
Fourth Quarter 2024

Terms and Definitions

As used in this supplemental package, the terms “Net Lease Office Properties,” “NLOP,” “we,” “us” and “our” include Net Lease Office Properties, its consolidated subsidiaries and its predecessors, unless otherwise indicated. Other terms and definitions are as follows:

REIT	Real estate investment trust
WPC	W. P. Carey Inc., a net-lease REIT (also our “Advisor”)
U.S.	United States
ABR	Contractual minimum annualized base rent
NAREIT	National Association of Real Estate Investment Trusts (an industry trade group)
WALT	Weighted-average lease term
NLOP Mortgage Loan	Our $335.0 million senior secured mortgage loan, which was fully repaid during the year ended December 31, 2024
NLOP Mezzanine Loan	Our $120.0 million mezzanine loan facility, which is collateralized by the assignment of certain of our previously unencumbered real estate properties
NLOP Financing Arrangements	The NLOP Mortgage Loan and NLOP Mezzanine Loan

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles (“GAAP”), including funds from operations (“FFO”); adjusted funds from operations (“AFFO”); pro rata cash net operating income (“pro rata cash NOI”); and normalized pro rata cash NOI. FFO is a non-GAAP measure defined by NAREIT. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures are provided within this supplemental package. In addition, refer to the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of these non-GAAP financial measures and other metrics.

Amounts may not sum to totals due to rounding.

Net Lease Office Properties
Supplemental Information – Fourth Quarter 2024

Net Lease Office Properties
Fourth Quarter 2024

Summary Metrics
As of or for the three months ended December 31, 2024.

Financial Results
Revenues, including reimbursable costs – consolidated ($000s)	$27,730
Net loss attributable to NLOP ($000s)	(35,785)
Net loss attributable to NLOP per diluted share	(2.42)
Normalized pro rata cash NOI ($000s) (a) (b)	17,114
AFFO attributable to NLOP ($000s) (a) (b)	11,526
AFFO attributable to NLOP per diluted share (a) (b)	0.78

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $31.21 ($000s)	$462,347

Total consolidated debt ($000s)	169,216
Gross assets ($000s) (c)	957,136
Total consolidated debt to gross assets	17.7%

NLOP Mortgage Loan principal outstanding ($000s) (d)	$—
NLOP Mezzanine Loan principal outstanding ($000s) (d)	61,141

Advisory Fees and Reimbursements Paid to WPC
Asset management fees (e)	$1,375
Administrative reimbursements (f)	1,000

Portfolio (Pro Rata) (b)
ABR (in thousands) (g)	$88,124
Number of properties	39
Number of tenants	43
Occupancy	85.2%
Weighted-average lease term (in years)	4.3
Leasable square footage (in thousands) (h)	5,613
ABR from investment grade tenants as a % of total ABR (i)	44.4%

Dispositions – number of properties sold	6
Dispositions – gross proceeds (in thousands)	$47,174

Subsequent to Quarter End
NLOP Mezzanine Loan principal outstanding as of the date of this report ($000s) (j)	$57,874
________
(a)Normalized pro rata cash NOI and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Gross assets represent consolidated total assets before accumulated depreciation on buildings and improvements. Gross assets are net of accumulated amortization on in-place lease intangible assets of $123.0 million and above-market rent intangible assets of $17.6 million.
(d)Original principal outstanding for the NLOP Mortgage Loan was $335.0 million. The NLOP Mortgage Loan was fully repaid during the year ended December 31, 2024. Original principal outstanding for the NLOP Mezzanine Loan was $120.0 million. NLOP Mezzanine Loan principal outstanding (as a % of original principal) was 51.0% as of December 31, 2024.
(e)Pursuant to certain advisory agreements, our Advisor provides us with strategic management services, including asset management, property disposition support, and various related services. We pay our Advisor an asset management fee that was initially set at an annual amount of $7.5 million and is being proportionately reduced each month following the disposition of each portfolio property.
(f)Pursuant to certain advisory agreements, we will reimburse our Advisor a base administrative amount of approximately $4.0 million annually, for certain administrative services, including day-to-day management services, investor relations, accounting, tax, legal, and other administrative matters.
(g)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(h)Excludes 570,999 of operating square footage for a parking garage at a domestic property.
(i)Percentage of portfolio is based on ABR, as of December 31, 2024. Includes tenants or guarantors with investment grade ratings (24.8%) and subsidiaries of non-guarantor parent companies with investment grade ratings (19.6%). Investment grade refers to an entity with a rating of BBB- or higher from Standard & Poor’s Ratings Services or Baa3 or higher from Moody’s Investors Service. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of ABR.
(j)NLOP Mezzanine Loan principal outstanding (as a % of original principal) was 48.2% as of the date of this report.

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Net Lease Office Properties
Fourth Quarter 2024

Components of Net Asset Value
In thousands.

Three Months Ended December 31, 2024
Normalized Pro Rata Cash NOI (a) (b)	$17,114

Balance Sheet – Selected Information	As of December 31, 2024
Assets
Book value of select real estate (c)	$30,633
Cash and cash equivalents	25,121
Restricted cash, including escrow (d)	43,305
Other assets, net:
Straight-line rent adjustments	$20,489
Accounts receivable	2,216
Prepaid expenses	2,213
Deferred charges	2,123
Taxes receivable	228
Other	1,931
Total other assets, net	$29,200

Liabilities
Non-recourse mortgages, net (e)	$110,841
NLOP Mezzanine Loan (f)	61,141
NLOP Mortgage Loan (g)	—
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses	$12,713
Prepaid and deferred rents	11,064
Accrued taxes payable	1,199
Tenant security deposits	821
Operating lease liabilities	259
Other	18,089
Total accounts payable, accrued expenses and other liabilities	$44,145
________
(a)Normalized pro rata cash NOI is a non-GAAP measure. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.
(b)Presented on a pro rata basis. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.
(c)Represents the value of real estate not appropriately captured in normalized pro rata cash NOI, such as vacant assets.
(d)Comprised of approximately $41.7 million related to certain reserve requirements for debt service, capital improvements, and real estate taxes pursuant to the NLOP Financing Arrangements. Approximately $1.6 million is related to certain reserve requirements for other loan agreements.
(e)Excludes unamortized premium, net totaling $0.4 million as of December 31, 2024.
(f)Excludes unamortized discount, net totaling $2.2 million and unamortized deferred financing costs totaling $1.0 million as of December 31, 2024.
(g)The NLOP Mortgage Loan was fully repaid during the year ended December 31, 2024.

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Net Lease Office Properties
Fourth Quarter 2024

Consolidated Statement of Operations
In thousands, except share and per share amounts.

Three Months Ended December 31, 2024
Revenues
Lease revenues	$25,419
Other lease-related income	2,311
27,730
Operating Expenses
Impairment charges — real estate	31,786
Depreciation and amortization	11,229
Reimbursable tenant costs	6,716
Property expenses, excluding reimbursable tenant costs	2,963
General and administrative (a)	1,898
Asset management fees (b)	1,375
55,967
Other Income and Expenses
Interest expense (c)	(7,620)
Other gains and (losses)	(2,060)
Loss on sale of real estate, net	(1,087)
(10,767)
Loss before income taxes	(39,004)
Benefit from income taxes	3,240
Net Loss	(35,764)
Net income attributable to noncontrolling interests	(21)
Net Loss Attributable to NLOP	$(35,785)

Basic and Diluted Loss Per Share	$(2.42)
Weighted-Average Shares Outstanding
Basic and Diluted	14,802,703
________
(a)Includes $1.0 million of administrative reimbursements to our Advisor.
(b)Amount is comprised of fees paid to Advisor for strategic management services, including asset management, property disposition support, and various related services.
(c)Includes $2.6 million of non-cash amortization of deferred financing costs.

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Net Lease Office Properties
Fourth Quarter 2024

FFO and AFFO, Consolidated
In thousands, except share and per share amounts.

Three Months Ended December 31, 2024
Net loss attributable to NLOP	$(35,785)
Adjustments:
Impairment charges — real estate	31,786
Depreciation and amortization of real property	11,229
Loss on sale of real estate, net	1,087
Proportionate share of adjustments for noncontrolling interests (a)	(52)
Total adjustments	44,050
FFO (as defined by NAREIT) Attributable to NLOP (b)	8,265
Adjustments:
Tax benefit — deferred and other	(2,900)
Other (gains) and losses (c)	2,635
Amortization of deferred financing costs	2,622
Above- and below-market rent intangible lease amortization, net	476
Straight-line and other leasing and financing adjustments	309
Other amortization and non-cash items	108
Stock-based compensation	25
Proportionate share of adjustments for noncontrolling interests (a)	(14)
Total adjustments	3,261
AFFO Attributable to NLOP (b)	$11,526

Summary
FFO (as defined by NAREIT) attributable to NLOP (b)	$8,265
FFO (as defined by NAREIT) attributable to NLOP per diluted share (b)	$0.56
AFFO attributable to NLOP (b)	$11,526
AFFO attributable to NLOP per diluted share (b)	$0.78
Diluted weighted-average shares outstanding	14,802,703
________
(a)Adjustments disclosed elsewhere in this reconciliation are on a consolidated basis. This adjustment reflects our FFO or AFFO on a pro rata basis.
(b)FFO and AFFO are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of our non-GAAP measures.
(c)Includes a loss of $3.2 million related to damages at a property.

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Net Lease Office Properties
Fourth Quarter 2024

Consolidated Balance Sheets
In thousands, except share and per share amounts.

	December 31,
	2024	2023
Assets
Investments in real estate:
Land, buildings and improvements	$730,345	$1,203,991
Net investments in finance leases	—	10,522
In-place lease intangible assets and other	209,968	357,788
Above-market rent intangible assets	30,512	57,954
Investments in real estate	970,825	1,630,255
Accumulated depreciation and amortization	(292,679)	(458,430)
Assets held for sale, net	29,297	—
Net investments in real estate	707,443	1,171,825
Restricted cash	43,305	51,560
Cash and cash equivalents	25,121	16,269
Other assets, net	29,200	65,435
Total assets	$805,069	$1,305,089

Liabilities and Equity
Debt:
Non-recourse mortgages, net	$111,259	$168,836
NLOP Mezzanine Loan, net	57,957	106,299
NLOP Mortgage Loan, net	—	266,844
Debt, net	169,216	541,979
Accounts payable, accrued expenses and other liabilities	44,145	59,527
Below-market rent intangible liabilities, net	6,305	10,643
Deferred income taxes	—	10,450
Dividends payable	—	1,060
Total liabilities	219,666	623,659

Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 45,000,000 shares authorized; 14,814,075 and 14,620,919 shares, respectively, issued and outstanding	15	15
Additional paid-in capital	855,813	855,554
Distributions in excess of accumulated earnings	(234,443)	(142,960)
Accumulated other comprehensive loss	(40,157)	(35,600)
Total shareholders' equity	581,228	677,009
Noncontrolling interests	4,175	4,421
Total equity	585,403	681,430
Total liabilities and equity	$805,069	$1,305,089

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Net Lease Office Properties
Fourth Quarter 2024

Capitalization
In thousands, except share and per share amounts. As of December 31, 2024.

Total Enterprise Value	Shares	Share Price	Market Value
Equity
Common equity	14,814,075	$31.21	$462,347
Total Equity Market Capitalization			462,347

			Outstanding Balance (a)
Debt
Non-recourse mortgages			110,841
NLOP Mezzanine Loan			61,141
Total Debt			171,982
Less: Cash and cash equivalents			(25,121)
Net Debt			146,861

Total Enterprise Value			$609,208
________
(a)Excludes unamortized discount, net totaling $1.8 million and unamortized deferred financing costs totaling $1.0 million as of December 31, 2024.

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Net Lease Office Properties
Fourth Quarter 2024

Debt Overview
Dollars in thousands. Pro rata. As of December 31, 2024.

	Maturity Date	Fixed / Floating	Interest Rate	Total Outstanding Balance (a)	% of Total
NLOP Mezzanine Loan
NLOP Mezzanine Loan (b)	11/9/2028	Fixed	14.5%	$61,141	35.6%
Other Mortgages (Tenant Listed)
Northrop Grumman Systems Corporation (c)	1/6/2025	Fixed	4.2%	25,220	14.7%
Midcontinent Independent Stm Op Inc	5/6/2025	Fixed	4.0%	8,933	5.2%
Intuit Inc.	5/6/2025	Fixed	4.0%	21,900	12.7%
Acosta, Inc.	8/6/2025	Fixed	4.4%	9,869	5.7%
Siemens AS	12/15/2025	Floating	4.9%	38,867	22.6%
North American Lighting, Inc.	5/6/2026	Fixed	6.3%	6,052	3.5%
Total Debt Outstanding			8.1%	$171,982	100.0%
________
(a)Excludes unamortized discount, net totaling $1.8 million and unamortized deferred financing costs totaling $1.0 million as of December 31, 2024.
(b)The NLOP Mezzanine Loan bears interest at an annual rate of 14.5% (10.0% of which is required to be paid current on a monthly basis, and 4.5% of which is a payment-in-kind accrual, on a quarterly basis). In February 2025, we repaid $3.3 million of outstanding principal on the NLOP Mezzanine Loan using excess cash. See the Summary Metrics section for the NLOP Mezzanine Loan principal outstanding following these repayments..
(c)This non-recourse mortgage loan has not been repaid as of the date of this report.

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Net Lease Office Properties
Fourth Quarter 2024

Dispositions
Dollars in thousands. Pro rata.

Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	ABR (a)	Closing Date	Gross Square Footage
4Q23
Raytheon Company	Tucson, AZ	$24,575	$1,978	Dec-23	143,650
Carhartt, Inc.	Dearborn, MI	9,806	748	Dec-23	58,722
BCBSM, Inc.	Eagan, MN	2,500	298	Dec-23	29,916
AVL Michigan Holding Corporation	Plymouth, MI	6,200	575	Dec-23	70,000
4Q23 Total		43,081	3,599		302,288

1Q24
Undisclosed – UK insurance company (b)	Newport, United Kingdom	10,497	1,761	Jan-24	80,664
Total E&P Norge AS (b)	Stavanger, Norway	33,072	5,185	Mar-24	275,725
1Q24 Total		43,569	6,946		356,389

2Q24
Exelon Generation Company, LLC (c)	Warrenville, IL	19,830	2,935	Apr-24	146,745
Vacant (formerly AVT Technology Solutions LLC) (c)	Tempe, AZ	13,160	—	Apr-24	132,070
FedEx Corporation	Collierville, TN	62,500	5,491	Apr-24	390,380
DMG MORI SEIKI U.S.A., INC.	Hoffman Estates, IL	35,984	2,458	Apr-24	104,598
BCBSM, Inc. (2 properties)	Eagan, MN	60,700	4,663	Jun-24	347,472
2Q24 Total		192,174	15,547		1,121,265

3Q24
CVS Health Corporation	Scottsdale, AZ	71,500	4,252	Aug-24	354,888
Xileh Holding Inc.	Auburn Hills, MI	9,000	711	Sep-24	55,490
3Q24 Total		80,500	4,963		410,378

4Q24
E.On UK PLC (b)	Houghton le Spring, United Kingdom	3,924	3,819	Oct-24	217,339
Vacant (formerly BCBSM, Inc.)	Eagan, MN	11,650	—	Nov-24	227,666
Merative L.P.	Hartland, WI	6,750	669	Dec-24	81,082
Charter Communications Operating, LLC	Bridgeton, MO	7,350	820	Dec-24	78,080
Caremark RX, L.L.C.	Chandler, AZ	15,000	1,645	Dec-24	183,000
Cofinity, Inc./ Aetna Life Insurance Co.	Southfield, MI	2,500	1,833	Dec-24	94,453
4Q24 Total		47,174	8,786		881,620

Total Dispositions (d)		$406,498	$39,841		3,071,940
________
(a)ABR is pro forma for any agreed to and signed future rent restructurings.
(b)Amount reflects the applicable exchange rate on the date of the transaction.
(c)We transferred ownership of these properties and the related non-recourse mortgage loans to the respective mortgage lenders. Gross proceeds from these dispositions represent the mortgage principal outstanding on the respective dates of transfer.

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Net Lease Office Properties
Fourth Quarter 2024

Capital Expenditures and Leasing Activity
Capital Expenditures
In thousands. For the three months ended December 31, 2024.

Tenant Improvements and Leasing Costs
Tenant Improvements (Tenant Listed)
Merative L.P.	$767
S&ME, Inc.	447
Nokia Corporation	245
1,459

Leasing Costs
CVS Health Corporation	$480
Caremark RX, L.L.C.	415
895

Tenant Improvements and Leasing Costs	2,354

Maintenance Capital Expenditures (Tenant Listed)
KBR, Inc.	415
Pharmaceutical Product Development, LLC	397
ICU MEDICAL, INC.	258
Charter Communications Operating, LLC	69
Other	18
1,157

Total: Tenant Improvements and Leasing Costs, and Maintenance Capital Expenditures	$3,511

Leasing Activity
Dollars in thousands. For the three months ended December 31, 2024, except ABR. Pro rata.

Lease Renewals and Extensions (a)						Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
			ABR
Tenant	Location	Square Feet	Prior Lease ($000s)	New Lease ($000s) (b)	Rent Recapture			Incremental Lease Term
Google, LLC (c)	Venice, CA	67,681	$3,018	$3,108	103.0%	$—	$357	5.0 years
Total / Weighted Average (d)		67,681	$3,018	$3,108	103.0%	$—	$357	5.0 years

New Leases					Expected Tenant Improvements ($000s)	Leasing Commissions ($000s)
				ABR
Tenant	Location	Square Feet	Number of Leases	New Lease ($000s) (b)			New Lease Term
Phoenix Data Systems (e)	Southfield, MI	6,431	1	$72	$—	$—	5.0 years
CT Logic (e)	Southfield, MI	1,668	1	24	—	—	3.0 years
Total / Weighted Average (f)		8,099	2	$96	$—	$—	4.5 years
_______
(a)Excludes lease extensions for a period of one year or less.
(b)New lease amounts are based on in-place rents at time of lease commencement and exclude any free rent periods.
(c)Lease renewal period commences on November 1, 2025.
(d)Weighted average refers to the incremental lease term.
(e)Phoenix Data Systems and CT Logic were tenants at our multi-tenant property in Southfield, Michigan, prior to that property’s disposition in December 2024.
(f)Weighted average refers to the new lease term.

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Fourth Quarter 2024

Top Ten Tenants
Dollars in thousands. Pro rata. As of December 31, 2024.

Tenant / Lease Guarantor	State / Country	ABR	ABR %	Square Footage	Number of Properties	Weighted-Average Lease Term (Years)
KBR, Inc. (a)	Texas	$20,156	22.9%	913,713	1	5.5
JPMorgan Chase Bank, N.A.	Florida, Texas	9,069	10.3%	666,869	3	4.4
Siemens AS (b)	Norway	4,198	4.8%	165,905	1	1.0
Pharmaceutical Product Development, LLC	North Carolina	4,063	4.6%	219,812	1	8.9
Omnicom Group, Inc.	California	3,961	4.5%	120,000	1	3.7
R.R. Donnelley & Sons Company	Illinois	3,393	3.9%	167,215	1	2.7
Board of Regents, State of Iowa	Iowa	3,254	3.7%	191,700	1	5.8
Bankers Financial Corporation	Florida	3,228	3.6%	111,357	1	0.6
Google, LLC	California	2,930	3.3%	67,681	1	5.8
Northrop Grumman Systems Corporation	Minnesota	2,679	3.0%	191,336	1	4.9
Total (c)		$56,931	64.6%	2,815,588	12	4.7
________
(a)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(b)ABR amounts are subject to fluctuations in foreign currency exchange rates.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Fourth Quarter 2024

Lease Expirations
Dollars in thousands. Pro rata. As of December 31, 2024.

Year of Lease Expiration (a)	Number of Leases Expiring	Number of Tenants with Leases Expiring	ABR	ABR %	Square Footage (b)	Square Footage %
2025	13	12	$13,890	15.8%	730,062	13.0%
2026	7	7	6,014	6.8%	369,460	6.6%
2027	7	6	8,834	10.0%	499,571	8.9%
2028	5	4	8,628	9.8%	371,447	6.6%
2029	5	4	5,349	6.1%	358,013	6.4%
2030	7	6	34,484	39.1%	1,772,623	31.6%
2031	1	1	615	0.7%	50,600	0.9%
2032	2	2	3,692	4.2%	257,008	4.6%
2033	1	1	4,063	4.6%	219,812	3.9%
2035	1	1	2,010	2.3%	120,147	2.1%
2037	1	1	545	0.6%	31,120	0.6%
Vacant	—	—	—	—%	833,297	14.8%
Total (c)	50		$88,124	100.0%	5,613,160	100.0%

________
(a)Assumes tenants do not exercise any renewal options or purchase options.
(b)Excludes 570,999 of operating square footage for a garage at a domestic property.
(c)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Fourth Quarter 2024

Property List
Dollars in thousands. Pro rata. As of December 31, 2024.

U.S. Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	State	Square Footage (b)	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mezzanine Loan	Other Mortgages
1	KBR, Inc. (d) (e)	Construction & Engineering	Non-IG	Houston	Texas	1,064,788	$21,306	Fixed: One-time 7.78%	Jan-27	5.4	✓	$—
2	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Fort Worth	Texas	386,154	$4,755	CPI: 0.0% Floor / 2.0% Cap	Mar-25	5.2	✓	$—
3	Pharmaceutical Product Development, LLC	Pharmaceuticals	IG	Morrisville	North Carolina	219,812	$4,063	Fixed: 2.00% annually	Oct-25	8.9	✓	$—
4	Omnicom Group, Inc.	Advertising	IG	Playa Vista	California	120,000	$3,961	None	N/A	3.7	✓	$—
5	R.R. Donnelley & Sons Company	Commercial Printing	Non-IG	Warrenville	Illinois	167,215	$3,393	Fixed: 2.00% annually	Sep-25	2.7	✓	$—
6	Board of Regents, State of Iowa (f)	Government Related Services	IG	Coralville	Iowa	191,700	$3,254	CPI: 0.0% Floor / No Cap	Nov-25	5.8		$—
7	Bankers Financial Corporation (d) (e)	Property & Casualty Insurance	Non-IG	St. Petersburg	Florida	167,581	$3,228	Fixed: 2.50% annually	N/A	0.6	✓	$—
8	JPMorgan Chase Bank, N.A.	Diversified Banks	IG	Tampa	Florida	176,150	$2,993	CPI: 0.0% Floor / 2.0% Cap	Mar-25	5.2	✓	$—
9	Google, LLC (g)	Internet Software & Services	IG	Venice	California	67,681	$2,930	Fixed: 3.00% annually	Jan-25	5.8		$—
10	ICU MEDICAL, INC. (d)	Health Care Supplies	Non-IG	Plymouth	Minnesota	182,250	$2,840	Fixed: 3.25% annually	Feb-25	0.8	✓	$—
11	Northrop Grumman Systems Corporation	Aerospace & Defense	IG	Plymouth	Minnesota	191,336	$2,679	Fixed: 2.00% annually	Dec-25	4.9		$25,220
12	Intuit Inc.	Internet Software & Services	IG	Plano	Texas	166,033	$2,577	Fixed: One-time $2.00/SF in '21	N/A	1.5		$21,900
13	Veritas Bermuda, LTD	Systems Software	Non-IG	Roseville	Minnesota	136,125	$2,255	Fixed: 2.00% annually	Dec-25	7.9	✓	$—
14	Cenlar FSB	Regional Banks	Non-IG	Yardley	Pennsylvania	105,584	$2,052	Fixed: 2.70% annually	Jan-25	3.5	✓	$—
15	iHeartCommunications, Inc.	Broadcasting	Non-IG	San Antonio	Texas	120,147	$2,010	Fixed: 2.00% annually	Feb-25	10.1	✓	$—
16	Arbella Service Company, Inc.	Property & Casualty Insurance	IG	Quincy	Massachusetts	132,160	$1,850	Fixed: One-time $1.00/SF in '22	N/A	2.4	✓	$—
17	ICF Consulting Group, Inc.	IT Consulting & Other Services	Non-IG	Martinsville	Virginia	93,333	$1,785	CPI: 0.0% Floor / No Cap	Jan-25	2.1	✓	$—
18	Acosta, Inc.	Advertising	Non-IG	Jacksonville	Florida	88,062	$1,541	Fixed: $0.50/SF annually	Jul-25	2.6		$9,869
19	Safelite Group, Inc.	Specialized Consumer Services	Non-IG	Rio Rancho	New Mexico	94,649	$1,500	Fixed: 2.00% annually	Jan-25	4.4	✓	$—
20	Master Lock Company, LLC	Building Products	Non-IG	Oak Creek	Wisconsin	120,883	$1,437	Fixed: 2.00% annually	Jun-25	7.4	✓	$—
21	JPMorgan Chase Bank, N.A. (d) (e)	Diversified Banks	IG	Tampa	Florida	135,733	$1,389	CPI: 0.0% Floor / 2.0% Cap	N/A	0.2	✓	$—
22	Midcontinent Independent Stm Op Inc.	Electric Utilities	IG	Eagan	Minnesota	60,463	$1,133	Fixed: $0.25/SF annually	Mar-25	1.2		$8,933

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23	Emerson Electric Co.	Industrial Machinery	IG	Houston	Texas	52,144	$1,108	Fixed: $0.50/SF annually	N/A	0.8	✓	$—
24	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	47,000	$1,074	CPI: 0.0% Floor / 3.0% Cap	Aug-25	3.7		$—
25	North American Lighting, Inc.	Auto Parts & Equipment	Non-IG	Farmington Hills	Michigan	75,286	$1,058	Fixed: 2.50% annually	Apr-25	1.2		$6,052
26	Arcfield Acquisition Corporation	Aerospace & Defense	Non-IG	King of Prussia	Pennsylvania	88,578	$1,000	Fixed: One-time 17.50% in '23	N/A	0.9	✓	$—
27	Pioneer Credit Recovery, Inc. (d)	Diversified Support Services	Non-IG	Moorestown	New Jersey	65,567	$924	Fixed: 2.50% annually	Jan-25	3.1	✓	$—
28	Undisclosed – multi-national provider of industrial gases	Industrial Gases	IG	Houston	Texas	49,821	$617	Fixed: 2.00% annually	Jan-25	1.0	✓	$—
29	APCO Holdings, Inc.	Property & Casualty Insurance	Non-IG	Norcross	Georgia	50,600	$615	Fixed: 2.50% annually	Mar-25	6.2	✓	$—
30	S&ME, Inc.	Environmental & Facilities Services	Non-IG	Raleigh	North Carolina	31,120	$545	Fixed: 2.75% annually	Mar-25	12.2	✓	$—
31	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Waco	Texas	30,699	$473	CPI: 0.0% Floor / 3.0% Cap	Aug-25	3.7		$—
32	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Corpus Christi	Texas	20,717	$354	CPI: 0.0% Floor / 3.0% Cap	Aug-25	3.7		$—
33	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	Odessa	Texas	21,193	$236	CPI: 0.0% Floor / 3.0% Cap	Aug-25	3.7		$—
34	Radiate Holdings, L.P.	Cable & Satellite	Non-IG	San Marcos	Texas	14,400	$212	CPI: 0.0% Floor / 3.0% Cap	Aug-25	3.7	✓	$—
35	Vacant (formerly BCBSM, Inc.) (h)	N/A	N/A	Eagan	Minnesota	442,542	$0	N/A	N/A	0.0	✓	$—
36	Vacant (formerly McKesson Corporation) (h)	N/A	N/A	The Woodlands	Texas	204,063	$0	N/A	N/A	0.0	✓	$—
37	Vacant (formerly BCBSM, Inc.) (h)	N/A	N/A	Eagan	Minnesota	12,286	$0	N/A	N/A	0.0	✓	$—
U.S. Total (i)						5,393,855	$83,147			4.5		$71,974
European Assets:

											Encumbered Status
#	Primary Tenant	Industry	Credit (a)	City	Country	Square Footage	ABR	Rent Increase Type	Date of Next Increase	WALT (c)	NLOP Mezzanine Loan	Other Mortgages
1	Siemens AS	Industrial Conglomerates	IG	Oslo	Norway	165,905	$4,198	CPI: 0.0% Floor / No Cap	Jan-25	1.0		$38,867
2	Nokia Corporation	Communications Equipment	IG	Krakow	Poland	53,400	$779	CPI: 0.0% Floor / No Cap	Sep-25	4.7		$—
European Total (i)						219,305	$4,977			1.5		$38,867
________
✓ Indicates an asset that is in the NLOP Mezzanine Loan collateral pool.
(a)“IG” refers to investment grade rated tenants.
(b)Excludes 570,999 of operating square footage for a parking garage associated with the KBR, Inc. property in Houston, Texas.
(c)Assumes parties do not exercise any renewal or purchase options pursuant to their applicable leases.
(d)Denotes multi-tenant property. Primary tenant generating largest percentage of ABR shown. Industry, credit, rent increase type and next rent increase are for primary tenant.
(e)Denotes leased property that is not 100% occupied.
(f)We own a 90% controlling interest in this consolidated property.
(g)In October 2024, the tenant exercised its renewal option, which begins November 1, 2025. Renewal rent resets to $3.1 million, with 3.00% annual rent increases beginning November 1, 2026.
(h)Denotes property that is vacant as of the date of this report.
(i)See the Disclosures Regarding Non-GAAP and Other Metrics section in the Appendix for a description of pro rata.

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Net Lease Office Properties
Appendix
Fourth Quarter 2024

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Net Lease Office Properties
Fourth Quarter 2024

Normalized Pro Rata Cash NOI
In thousands.

Three Months Ended December 31, 2024
Consolidated Lease Revenues and Other
Total lease revenues – as reported	$25,419
Parking garage revenues (a)	545

Less: Consolidated Reimbursable and Non-Reimbursable Property Expenses
Reimbursable property expenses – as reported	6,716
Non-reimbursable property expenses – as reported	2,963
16,285

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Less: Pro rata share of NOI attributable to noncontrolling interests	(90)
(90)

16,195

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	476
Less: Straight-line and other leasing and financing adjustments	309
Add: Other non-cash items	107
892

Pro Rata Cash NOI (b)	17,087

Adjustment to normalize for intra-period dispositions (c)	27

Normalized Pro Rata Cash NOI (b)	$17,114

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Net Lease Office Properties
Fourth Quarter 2024

The following table presents a reconciliation from Net loss attributable to NLOP to Normalized pro rata cash NOI:

Three Months Ended December 31, 2024
Net Loss Attributable to NLOP
Net loss attributable to NLOP – as reported	$(35,785)
Adjustments for Consolidated Operating Expenses
Add: Operating expenses – as reported	55,967
Less: Property expenses, excluding reimbursable tenant costs – as reported	(2,963)
53,004

Adjustments for Other Consolidated Revenues and Expenses:
Less: Other lease-related income (excluding parking garage revenues)	(1,766)
Less: Reimbursable property expenses – as reported	(6,716)
Add: Other income and (expenses) – as reported	10,767
Add: Benefit from income taxes – as reported	(3,240)
(955)

Other Adjustments:
Add: Above- and below-market rent intangible lease amortization	476
Less: Straight-line and other leasing and financing adjustments	309
Add: Property expenses, excluding reimbursable tenant costs, non-cash	107
Add: Adjustments for pro rata ownership	(69)
Adjustment to normalize for intra-period dispositions (c)	27
850

Normalized Pro Rata Cash NOI (b)	$17,114
________
(a)Amount is comprised of revenues from a parking garage at a domestic property and is included in Other lease-related income on our consolidated income statements.
(b)Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Disclosures Regarding Non-GAAP and Other Metrics section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.
(c)For properties disposed of during the period, the adjustment eliminates our pro rata share of cash NOI for the period.

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Net Lease Office Properties
Fourth Quarter 2024

Disclosures Regarding Non-GAAP and Other Metrics

Non-GAAP Financial Disclosures
FFO and AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to, nor a substitute for, net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as restated in December 2018. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from the sale of certain real estate, impairment charges on real estate or other assets incidental to the company’s main business, gains or losses on changes in control of interests in real estate and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly owned investments. Adjustments for unconsolidated partnerships and jointly owned investments are calculated to reflect FFO on the same basis.
We also modify the NAREIT computation of FFO to adjust GAAP net income for certain non-cash charges, such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rent and related reserves, other non-cash rent adjustments, non-cash allowance for credit losses on finance leases, stock-based compensation, non-cash environmental accretion expense, amortization of discounts and premiums on debt and amortization of deferred financing costs. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses, such as gains or losses from extinguishment of debt, merger and acquisition expenses, and spin-off expenses. We also exclude realized and unrealized gains/losses on foreign currency exchange rate movements (other than those realized on the settlement of foreign currency derivatives), which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income to arrive at AFFO as they are not the primary drivers in our decision-making process and excluding these items provides investors a view of our portfolio performance over time and makes it more comparable to other REITs. AFFO also reflects adjustments for jointly owned investments. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency exchange rate losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net income computed under GAAP, or as alternatives to net cash provided by operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income (“cash NOI”) is a non-GAAP financial measure that is intended to reflect the performance of our properties. We define cash NOI as cash rents from our properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis (“pro rata cash NOI”) to account for our share of income related to noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI may not be directly comparable to the way other REITs present such metrics.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter. We believe this measure provides a helpful representation of our net operating income from our in-place leased properties.

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Net Lease Office Properties
Fourth Quarter 2024

Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared on a pro rata basis. We refer to these metrics as pro rata metrics. We have one investment in which our economic ownership is less than 100%. On a full consolidation basis, we report 100% of the assets, liabilities, revenues and expenses of this investment that is deemed to be under our control, even though our ownership is less than 100%. On a pro rata basis, we generally present our proportionate share, based on our economic ownership of this jointly owned investment, of the assets, liabilities, revenues and expenses of this investment. Multiplying our jointly owned investment’s financial statement line items by our percentage ownership and adding or subtracting those amounts from our totals, as applicable, may not accurately depict the legal and economic implications of holding an ownership interest of less than 100% in our jointly owned investment.
ABR
ABR represents contractual minimum annualized base rent for our properties and reflects exchange rates as of December 31, 2024. If there is a rent abatement, we annualize the first monthly contractual base rent following the free rent period. ABR is presented on a pro rata basis.

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